                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported) March 17, 2000
                                                 ------------------------------

                                  RMI.NET, Inc.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

               001-12063                                 84-1322326
--------------------------------------     -------------------------------------
       (Commission File Number)               (IRS Employee Identification No.)

999 Eighteenth Street, Suite 2201, Denver, Colorado                80202
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (303) 672-0700
                                                   ----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On April 3, 2000, the Registrant filed a Current Report on Form 8-K (the "INCC Initial Report") describing the proposed acquisition of the assets of Internet Communications Corporation ("INCC"). This Current Report on Form 8-K/A amends the INCC Initial Report by including with this Form 8-K/A the pro forma financial information prescribed by Item 7 of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      INCC Financial Statements:

                  Incorporated by reference to INCC's Annual Report on Form 10-K for the year ended December 31, 1999, as filed with the Securities and Exchange Commission on March 30, 2000, INCC's Amended Annual Report on Form 10-K/A for the year ended December 31, 1999 as filed with the Securities and Exchange Commission on April 28, 2000, and INCC's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, as filed with the Securities and Exchange Commission on May 15, 2000.

         (b)      Pro Forma Financial Information:

                  Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000

                  Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2000 and for the Year Ended December 31, 1999

         (c)      Exhibits:

                   Exhibit Number                Description
                  ----------------  ------------------------------------------

                       2.1 Agreement and Plan of Merger, dated March 17, 2000, by and among RMI.NET, Inc., Internet Acquisition Corporation and Internet Communications Corporation *

                       4.1          Form of Warrant Agreement *

                       4.2          Form of Warrant *

                       4.3          Form of Registration Rights Agreement

                      10.1 Exchange Agreement, dated March 17, 2000, by and between RMI.NET, Inc. and Internet Communications Corporation *

                      10.2 Shareholders Agreement, dated March 17, 2000, by and among RMI.NET, Inc., Internet Communications Corporation and Interwest Group, Inc. *

                      20.1          RMI.NET News Release dated March 20, 2000 **

                      20.2          INCC News Release dated March 21, 2000 *

                  ----------------------

                  *    Incorporated by reference to INCC's Current Report on
                       Form 8-K, as filed with the Securities and Exchange
                       Commission on March 31, 2000.
                  **   Previously filed.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     RMI.NET, Inc.
                                        -------------------------------------
                                                      (Registrant)

           Date: May 24, 2000           By:   /s/ CHRISTOPHER J. MELCHER
                                           ----------------------------------
                                           Christopher J. Melcher
                                           Vice President, General Counsel and
                                           Corporate Secretary

              SELECTIVE UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

The selected unaudited pro forma condensed combined financial information presented below has been derived from the unaudited or audited historical financial statements of RMI.NET, Inc. (Company) and Internet Communications Corporation (INCC) and reflects management's present estimate of pro forma adjustments, including a preliminary estimate of the purchase price allocations, which ultimately may be different.

The acquisition will be accounted for using the purchase method of accounting. Accordingly, the purchase price will be allocated to assets acquired and liabilities assumed, recorded at their estimated relative fair values, which will be subject to adjustment based upon appraisals and other analysis.

Under the terms of the agreement, subject to certain conditions, the Company agreed to issue a certain number of shares of the Company's common stock to INCC's shareholders. The number of shares issued by the Company is subject to a collar that ranges from a maximum RMI.NET share price of $12.89 and a minimum RMI.NET share price of $6.19. The total number of shares issued may range between 2.2 million and 4.5 million. Because RMI.NET's common stock is currently trading below $6.19 per share, the Company used the minimum share price of $6.19 to calculate the number of shares issued. The final share price and the number of shares issued ultimately may be different. In addition, in order to determine the total number of shares issued, only INCC options and warrants with an exercise price below $2.50 have been considered. INCC has additional options and warrants with an exercise price above $2.50 that will expire unexercised at the closing of the acquisition.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 1999 and the three months ended March 31, 2000 give effect to the acquisition as if it had been consummated at January 1, 1999. These pro forma statements of operations combine the historical consolidated statements of operations for the periods reported for the Company and INCC.

The unaudited pro forma condensed combined balance sheet as of March 31, 2000 gives effect to the acquisition as if it had been consummated on that date. The pro forma balance sheet combines the historical consolidated balance sheets at that date for the Company and INCC.

The unaudited pro forma condensed combined financial statements may not be indicative of the results that actually would have occurred if the transaction described above had been completed and in effect for the periods indicated or the results that may be obtained in the future. The unaudited pro forma condensed combined financial data presented below should be read in conjunction with the audited historical financial statements and related notes thereto of the Company and INCC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF MARCH 31, 2000



                                                        Historical
                                                                  Internet       Pro Forma       Pro Forma             Pro Forma
                                                RMI.NET, Inc.   Communications    Subtotal      Adjustments(A)         Combined
                                                -------------   --------------   ----------    ---------------         ----------
                                                                            (Dollars in Thousands)

                                                                                   ASSETS
CURRENT ASSETS
Cash and cash equivalents                        $    3,256      $      279           3,535      $       --            $    3,535
Trade receivables less allowance for
 doubtful accounts                                    4,847           3,475           8,322              --                 8,322
Prepaid expenses and other                              946           2,930           3,876              --                 3,876
                                                 ----------      ----------      ----------      ----------            ----------
Total Current Assets                                  9,049           6,684          15,733              --                15,733
                                                 ----------      ----------      ----------      ----------            ----------


PROPERTY AND EQUIPMENT, net                          10,111             946          11,057              --                11,057
Goodwill, net                                        41,599             746          42,345          21,688 (1)            64,033
Other assets, net                                     4,593             438           5,031              --                 5,031
                                                 ----------      ----------      ----------      ----------            ----------
Total Assets                                     $   65,352      $    8,814      $   74,166      $   21,688            $   95,854
                                                 ==========      ==========      ==========      ==========            ==========

                                                                    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable                                 $    2,239      $    2,290      $    4,529      $       --            $    4,529
Current maturities of long term debt and
   capital lease obligations                          1,869           3,556           5,425          (3,500)(4)             1,925
Deferred revenue                                      2,362             663           3,025              --                 3,025
Accrued expenses and other                            5,313           1,043           6,356              --                 6,356
                                                 ----------      ----------      ----------      ----------            ----------
Total Current Liabilities                            11,783           7,552          19,335          (3,500)               15,835

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS          1,906              14           1,920              --                 1,920
DEFERRED REVENUE                                         --             111             111              --                   111
                                                 ----------      ----------      ----------      ----------            ----------
Total Liabilities                                    13,689           7,677          21,366          (3,500)               17,866

STOCKHOLDERS' EQUITY
Preferred stock, Series A                                --           5,000           5,000          (5,000)(5)                --
Preferred stock, Series B                                --           1,816           1,816          (1,816)(5)                --
Common stock                                             21          15,409          15,430              --                    25
                                                                                                      3,500 (4)
                                                                                                      6,816 (5)
                                                                                                        268 (6)
                                                                                                          4 (1)
                                                                                                    (25,993)(2)
Additional paid in capital                          101,713                         101,713              --               128,034
                                                                                                     26,321 (1)(3)
Dividends payable                                        --             268             268            (268)(6)                --
Accumulated deficit                                 (49,988)        (21,356)        (71,344)         21,356 (2)            (49,988)
Unearned compensation                                   (83)             --             (83)             --                   (83)
                                                 ----------      ----------      ----------      ----------            ----------
                                                     51,663           1,137          52,800          25,188                77,988
                                                 ----------      ----------      ----------      ----------            ----------
Total Liabilities and Stockholders' Equity       $   65,352      $    8,814      $   74,166      $   21,688            $   95,854
                                                 ==========      ==========      ==========      ==========            ==========

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000



                                                                               Historical
                                                                        Internet       Pro Forma       Pro Forma         Pro Forma
                                                     RMI.NET, Inc.   Communications     Subtotal      Adjustments(A)     Combined
                                                     -------------   --------------    ---------     ---------------     ---------
                                                                      (Amount in Thousands, Except Per Share Data)
Revenue:
   Communication Services                              $ 10,243      $     --          $ 10,243        $     --          $ 10,243
   Web Solutions                                          2,144            --             2,144              --             2,144
   Network Integration                                       --         3,023             3,023              --             3,023
   Network Services                                          --         2,569             2,569              --             2,569
                                                       --------      --------          --------        --------          --------
                                                         12,387         5,592            17,979              --            17,979
                                                       --------      --------          --------        --------          --------
Costs and expenses:
   Operating expenses                                     7,832         4,496            12,328              --            12,328
   Selling expenses                                       1,579           711             2,290              --             2,290
   General and administrative expenses                    6,549         1,154             7,703              --             7,703
   Depreciation and amortization                          3,853           212             4,065           1,084 (7)         5,149
                                                       --------      --------          --------        --------          --------

Total costs and expenses                                 19,813         6,573            26,386           1,084            27,470
                                                       --------      --------          --------        --------          --------
Operating loss                                           (7,426)         (981)           (8,407)         (1,084)           (9,499)
                                                       --------      --------          --------        --------          --------

Other income (expense):
   Interest expense                                         (64)          (95)             (159)             65 (8)           (94)
   Interest income                                           75            --                75              --                75
   Other income (expense),  net                              11            --                11              --                11
                                                       --------      --------          --------        --------          --------
                                                             22           (95)              (73)             65                (8)
                                                       --------      --------          --------        --------          --------

Net loss                                                 (7,404)       (1,076)           (8,480)         (1,019)           (9,499)


Preferred stock dividends                                    --           124               124            (124)(9)            --
                                                       --------      --------          --------        --------          --------

Net loss applicable to common stockholders             $ (7,404)     $ (1,200)         $ (8,604)       $   (895)         $ (9,499)
                                                       ========      ========          ========        ========          ========

Loss per share to common stockholders:
   Weighted average number of common shares                                                              (5,788)
     outstanding(10)                                     21,019         5,788                             4,075            25,094
                                                       ========      ========                          ========          ========


Basic and Diluted loss per share(10)                   $  (0.35)     $  (0.21)                                           $  (0.38)
                                                       ========      ========                                            ========

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999




                                                              Historical
                                                                      Internet         Pro Forma     Pro Forma          Pro Forma
                                                     RMI.NET, Inc. Communications      Subtotal     Adjustments(A)      Combined
                                                     ------------- --------------      ---------   --------------       ---------
                                                                       (Amount in Thousands, Except Per Share Data)
Revenue:
   Communication Services                              $ 25,864      $     --           $ 25,864      $     --         $ 25,864
   Web Solutions                                          4,258            --              4,258            --            4,258
   Network Integration                                       --        12,575             12,575            --           12,575
   Network Services                                          --        11,875             11,875            --           11,875
                                                       --------      --------           --------      --------         --------
                                                         30,122        24,450             54,572            --           54,572
                                                       --------      --------           --------      --------         --------
Costs and expenses:
   Operating expenses                                    17,816        18,798             36,614            --           36,614
   Selling expenses                                       6,005         3,367              9,372            --            9,372
   General and administrative expenses                   21,995         5,131             27,126            --           27,126
   Depreciation and amortization                          8,852           961              9,813         4,338 (7)       14,151
                                                       --------      --------           --------      --------         --------

Total costs and expenses                                 54,668        28,257             82,925         4,338           87,263
                                                       --------      --------           --------      --------         --------
Operating loss                                          (24,546)       (3,807)           (28,353)       (4,338)         (32,691)
                                                       --------      --------           --------      --------         --------

Other income (expense):
   Interest expense                                        (542)         (258)              (800)          262 (8)         (538)
   Interest income                                          174            --                174            --              174
   Other income (expense),  net                             (14)           --                (14)           --              (14)
                                                       --------      --------           --------      --------         --------
                                                           (382)         (258)              (640)          262             (378)
                                                       --------      --------           --------      --------         --------

Net loss from continuing operations                     (24,928)       (4,065)           (28,993)       (4,076)         (33,069)


Preferred stock dividends                                   207           412                619          (412)(9)          207
                                                       --------      --------           --------      --------         --------

Net loss from continuing operations
   applicable to common stockholders                   $(25,135)     $ (4,477)          $(29,612)     $ (3,664)        $(33,276)
                                                       ========      ========           ========      ========         ========


Loss per share from continuing operations
   to common stockholders:
   Weighted average number of common shares                                                             (5,647)
     outstanding(10)                                     13,736         5,647                            4,075           17,811
                                                       ========      ========                         ========         ========


Basic and Diluted loss per share(10)                   $  (1.83)     $  (0.79)                                        $  (1.87)
                                                       ========      ========                                         ========

                        NOTES TO THE PRO FORMA CONDENSED
                             COMBINED FINANCIAL DATA
                                   (UNAUDITED)

BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed combined balance sheet is presented as of March 31, 2000. The accompanying unaudited pro forma condensed combined statement of operations is presented for the year ended December 31, 1999 and the three months ended March 31, 2000.

(A) PRO FORMA ADJUSTMENTS: The following pro forma adjustments have been made to the unaudited condensed combined balance sheet as of March 31, 2000 and the unaudited condensed combined statements of operations for the year ended December 31, 1999 and the three months ended March 31, 2000.

         (1) To reflect the issuance of 4,075,000 shares of RMI.NET common stock, valued at $26.3 million, in connection with the acquisition of INCC. Of the $26.3 million purchase price, $1.1 million has been attributed to warrants allowing the former INCC shareholders to purchase approximately 2,410,000 shares of RMI.NET common stock at an exercise price of $11.50 per share for the period beginning 30 days following the merger and ending 24 months from the date of the merger. These warrants are callable at the option of RMI.NET if the daily closing price of RMI.NET stock equals or exceeds $13.00 per share for five consecutive trading days. The $21.7 million excess of the purchase price over the fair value of the assets acquired has been allocated to goodwill. Shares of common stock issued for the acquisition are recorded assuming an RMI.NET share price of $6.19. The final allocation of the purchase price will be made after the appropriate appraisals or analyses are performed. Upon completion of the appraisals or analyses, and in accordance with the terms thereof, the excess purchase price currently allocated to goodwill will be allocated to the appropriate asset classifications, including customer list and goodwill. While goodwill will be amortized over a period of five years, other identified intangibles may be amortized over shorter periods, which would therefore increase amortization expense.

         (2)   To eliminate the equity accounts of the acquired company.

         (3) The 4,075,000 includes the conversion of the INCC stock options which have an exercise price below $2.50 per share. The conversion is based on the terms set forth in the Agreement and Plan of Merger. The unexercised stock options will expire upon completion of the proposed acquisition.

         (4) To record the conversion of the $3.5 million loan from Interwest Group, Inc., INCC's controlling shareholder, to equity. Under the terms of the acquisition agreement, immediately prior to completion of the acquisition, the loan will be converted to INCC equity at the rate of $2.50 per share that will then be converted into RMI.NET common stock.

         (5) To record the conversion of the Series A and Series B Preferred Stock to common stock.

         (6) To convert the dividends payable of acquired company to common stock.

         (7) To adjust amortization expense for the increase in goodwill, using a life of five years, as if such acquisition had been completed as of the beginning of such periods.

         (8) To reduce interest expense for the reduction in the outstanding INCC line of credit balance. The outstanding line of credit was repaid with the $3.5 million loan received from Interwest Group, Inc.

         (9) To eliminate preferred stock dividends as a result of the conversion of INCC preferred stock into RMI.NET common stock.

         (10) The Basic and Diluted loss per share from continuing operations and the average number of common shares outstanding for the pro forma combined amounts give effect to the results as if the acquisition of Internet Communications Corporation had been completed at the beginning of the period.

                                 EXHIBIT INDEX


 EXHIBIT
 NUMBER                DESCRIPTION
 -------               -----------

     2.1          Agreement and Plan of Merger, dated March
                  17, 2000, by and among RMI.NET, Inc.,
                  Internet Acquisition Corporation and
                  Internet Communications Corporation *

     4.1          Form of Warrant Agreement *

     4.2          Form of Warrant *

     4.3          Form of Registration Rights Agreement

    10.1 Exchange Agreement, dated March 17, 2000, by and between RMI.NET, Inc. and Internet
                  Communications Corporation *

    10.2          Shareholders Agreement, dated March 17,
                  2000, by and among RMI.NET, Inc.,
                  Internet Communications Corporation and
                  Interwest Group, Inc. *

    20.1          RMI.NET News Release dated March 20, 2000 **

    20.2          INCC News Release dated March 21, 2000 *

----------------------

*    Incorporated by reference to INCC's Current Report on
     Form 8-K, as filed with the Securities and Exchange
     Commission on March 31, 2000.
**   Previously filed.